UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2023

Finward Bancorp
(Exact name of registrant as specified in its charter)

Indiana	001-40999	35-1927981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9204 Columbia Avenue Munster, Indiana	46321
(Address of principal executive offices)	(Zip Code)

(219) 836-4400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	FNWD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2023, David A. Bochnowski, the current Executive Chairman of the Board of Directors (the “Board”) of Finward Bancorp (the “Bancorp”), informed the Board of his decision to retire as Executive Chairman and as a member of the Board effective as of June 30, 2023. Mr. Bochnowski has been the Executive Chairman of the Bancorp since 2016, and prior to that served as the Chief Executive Officer of the Bancorp and Chairman of the Board for 35 years. Mr. Bochnowski has over 43 years of banking experience and has led the Bancorp and its wholly-owned Indiana commercial bank subsidiary, Peoples Bank, through numerous business cycles over his distinguished career. Mr. Bochnowski’s retirement is not related to any disagreement with the Bancorp or Peoples Bank regarding any financial, accounting, or other matters.

In conjunction with Mr. Bochnowski’s retirement, on January 27, 2023, the Board appointed Benjamin J. Bochnowski, currently the Bancorp’s President and Chief Executive Officer and a member of the Board, to succeed David Bochnowski as the Chairman of the Board, effective as of June 30, 2023. The appointment of Benjamin Bochnowski as Chairman is the result of the implementation of the Bancorp’s normal succession planning process.

Benjamin Bochnowski, who is 41 years old, joined the Bancorp in 2010, became Executive Vice President and Chief Operating Officer of the Bancorp in 2013, was promoted to President and Chief Operating Officer in 2015, and became the Chief Executive Officer in 2016. He is a Director and First Vice Chairman of the Indiana Bankers Association and is a member of the Indiana Department of Financial Institutions Board. He also serves on the Board of Directors of One Region, a non-profit business organization, and Allies for Community Business, a micro-lending and coaching organization for underserved businesses in the Chicagoland area. Mr. Bochnowski is currently a party to an employment agreement with the Bancorp, a copy of which is attached as Exhibit 10.1 to the Bancorp’s Current Report on Form 8-K filed on August 4, 2017, as well as first and second amendments to such employment agreement, copies of which are attached as Exhibits 10.2 and 10.3, respectively, to the Bancorp’s Current Reports on Form 8-K filed on July 30, 2018 and March 17, 2021, respectively. Mr. Bochnowski did not enter into any other plan, contract, or arrangement to receive any additional compensation other than what he already is entitled to under his employment agreement and the Bancorp’s other executive compensation plans, in connection with his appointment as Chairman of the Board.

There is no arrangement or understanding between Mr. Bochnowski and any other persons pursuant to which Mr. Bochnowski was appointed as Chairman of the Board. Mr. Bochnowski is currently a member of the Executive Committee of the Board, and he is not expected to be named to any additional committees as a result of his appointment as Chairman. There are no transactions between the Bancorp and Mr. Bochnowski that require disclosure under Item 404(a) of Regulation S-K.

On January 30, 2023, the Bancorp issued a press release announcing the retirement of David Bochnowski and the appointment of Benjamin Bochnowski as the new Chairman of the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Forward-Looking Statements

This report may contain forward-looking statements regarding the financial performance, business prospects, growth, and operating strategies of the Bancorp.  For these statements, the Bancorp claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this report should be considered in conjunction with the other information available about the Bancorp, including the information in the filings the Bancorp makes with the SEC.  Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Forward-looking statements are typically identified by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of the Bancorp’s products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.  Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Bancorp’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov).  All subsequent written and oral forward-looking statements concerning the Bancorp or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.  Except as required by law, the Bancorp does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release dated January 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finward Bancorp
Date: January 30, 2023

	By:	/s/ Peymon S. Torabi
Printed Name: Peymon S. Torabi
Title: Executive Vice President, Chief Financial Officer and Treasurer